     Exhibit 10.7

     SECOND AMENDMENT TO THE SENIOR SECURED CREDIT AGREEMENT, dated as of February 13, 2009 (this “Amendment”), made by and among (a) Borders Group, Inc., a Michigan corporation (the “Borrower”), (b) Pershing Square Credit Partners LLC, a Delaware limited liability company (“Pershing Square” or a “Lender), (c) PSRH, Inc., a Cayman Islands exempted company (a “Lender”, and collectively with Pershing Square, the “Lenders”), and (d) Pershing Square Capital Management, L.P., a Delaware limited partnership (the “Collateral Agent” and the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as hereinafter defined).

RECITALS

     WHEREAS, the Borrower, the Lenders, the Collateral Agent, the Administrative Agent and certain other parties entered into that certain Senior Secured Credit Agreement, dated as of April 9, 2008 as amended by the First Amendment to the Senior Secured Credit Agreement, dated as of December 22, 2008 (the “Credit Agreement”);

     WHEREAS, the Borrower, the Lenders, the Collateral Agent and the Administrative Agent desire to amend the Credit Agreement in accordance with Section 14.12 of the Credit Agreement in the manner set forth in this Amendment in order to extend the Maturity Date until April 15, 2009;

     NOW, THEREFORE, in order to carry out their intent as expressed above and in consideration of the mutual agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” and replacing it in its entirety with the following new definition:

“Maturity Date. April 15, 2009.”

2.	References in the Credit Agreement to “this Credit Agreement” or any particular Section thereof shall be deemed to refer to the Credit Agreement or such Section as amended hereby.

3.	Borrower has agreed to reimburse Pershing Square for its expenses in connection with amendments to the Credit Agreement pursuant to Section 14.2 of the Credit Agreement.

4.	Except as expressly amended hereby, the Credit Agreement remains unmodified and is in full force and effect.

5.	This Amendment may be executed in two or more counterparts, each of which constitutes an original and all of which, when taken together, constitute one agreement. This Amendment may be delivered by facsimile and when executed and so delivered, shall be an original for all purposes.

6.	THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:

BORDERS GROUP, INC.

By: /s/ Mark Bierley
Name: Mark Bierley
Title: EVP and Chief Financial
Officer

LENDERS:

PERSHING SQUARE CREDIT
PARTNERS LLC

PERSHING SQUARE CAPITAL
MANAGEMENT, L.P., its Managing
By: Member

PS MANAGEMENT GP, LLC, its
By: General Partner

By: /s/ William A. Ackman
Name: William A. Ackman
Title: Managing Member

PSRH, INC.

PERSHING SQUARE CAPITAL
MANAGEMENT, L.P., its Authorized
By: Representative

PS MANAGEMENT GP, LLC, its
By: General Partner

By: /s/ William A. Ackman
Name: William A. Ackman
Title: Managing Member

ADMINISTRATIVE
AGENT/COLLATERAL AGENT:

PERSHING SQUARE CAPITAL
MANAGEMENT, L.P.

PS MANAGEMENT GP, LLC, its
By: General Partner

By: /s/ William A. Ackman
Name: William A. Ackman
Title: Managing Member